Deal Summary Report

CSFB05-5G9BBG

				Assumptions			Collateral
Settlement	31-May-05	Prepay		300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Jun-05	Default		0 CDR	$72,164,948.00	5.48	344	16	4.8	3.84
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
9N1	10,500,000.00	5	06/10 - 01/34	10.95	7.96	5.317	120	Nearest	97-17.92	8184.77	43.75	10.288	1-May-05	FIX
9S1	13,681,000.00	5	05/08 - 04/10	3.91	3.47	4.746	100	Interp	100-23.10	4804.95	57	13.837	1-May-05	FIX
9S2	31,923,000.00	5	06/05 - 06/08	1.49	1.39	4.624	118	Interp	100-08.00	4470.53	133.01	32.136	1-May-05	FIX
9L1	13,896,000.00	5	04/10 - 01/34	7.81	6.09	5.595	161	Interp	96-12.24	8186.4	57.9	13.451	1-May-05	FIX
9B1	2,164,948.00	5	06/05 - 01/34	10.09	7.42	0	0	Interp		1595.12	9.02	0	1-May-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 6MO 2YR 3YR 5YR 10YR 30YR
Yld 3.145 3.587 3.689 3.813 4.117 4.482 3.480 3.969 4.080 4.273 4.584 4.944

CSFB05-5G9BBG - Dec - 9S1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	100	100	100	100
25-May-07	100	100	100	100	84
25-May-08	99	99	99	45	0
25-May-09	90	82	42	0	0
25-May-10	81	66	0	0	0
25-May-11	72	49	0	0	0
25-May-12	62	33	0	0	0
25-May-13	52	17	0	0	0
25-May-14	42	*	0	0	0
25-May-15	32	0	0	0	0
25-May-16	21	0	0	0	0
25-May-17	9	0	0	0	0
25-May-18	0	0	0	0	0

WAL	8.12	5.99	3.91	2.98	2.4
Principal Window	May08-Mar18	May08-Jun14	May08-Apr10	Sep07-Feb09	Apr07-May08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G9BBG - Dec - 9S2

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	97	87	67	57	46
25-May-07	93	71	30	11	0
25-May-08	90	57	*	0	0
25-May-09	90	50	0	0	0
25-May-10	90	44	0	0	0
25-May-11	90	39	0	0	0
25-May-12	90	36	0	0	0
25-May-13	90	34	0	0	0
25-May-14	90	34	0	0	0
25-May-15	90	27	0	0	0
25-May-16	90	21	0	0	0
25-May-17	90	15	0	0	0
25-May-18	89	9	0	0	0
25-May-19	83	4	0	0	0
25-May-20	77	0	0	0	0
25-May-21	71	0	0	0	0
25-May-22	65	0	0	0	0
25-May-23	58	0	0	0	0
25-May-24	51	0	0	0	0
25-May-25	43	0	0	0	0
25-May-26	35	0	0	0	0
25-May-27	27	0	0	0	0
25-May-28	18	0	0	0	0
25-May-29	8	0	0	0	0
25-May-30	0	0	0	0	0

WAL	17.67	5.79	1.49	1.16	0.96
Principal Window	Jun05-Mar30	Jun05-Mar20	Jun05-Jun08	Jun05-Sep07	Jun05-Apr07

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G9BBG - Dec - 9L1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	100	100	100	100
25-May-07	100	100	100	100	100
25-May-08	100	100	100	100	98
25-May-09	100	100	100	85	39
25-May-10	100	100	96	40	0
25-May-11	100	100	66	15	0
25-May-12	100	100	43	0	0
25-May-13	100	100	29	0	0
25-May-14	100	100	21	0	0
25-May-15	100	100	16	0	0
25-May-16	100	100	13	0	0
25-May-17	100	100	10	0	0
25-May-18	100	100	8	0	0
25-May-19	100	100	6	0	0
25-May-20	100	98	5	0	0
25-May-21	100	87	4	0	0
25-May-22	100	77	3	0	0
25-May-23	100	68	2	0	0
25-May-24	100	60	2	0	0
25-May-25	100	51	1	0	0
25-May-26	100	44	1	0	0
25-May-27	100	37	1	0	0
25-May-28	100	30	1	0	0
25-May-29	100	24	*	0	0
25-May-30	96	18	*	0	0
25-May-31	72	13	*	0	0
25-May-32	46	8	*	0	0
25-May-33	19	3	*	0	0
25-May-34	0	0	0	0	0

WAL	26.84	20.7	7.81	4.96	3.87
Principal Window	Mar30-Jan34	Mar20-Jan34	Apr10-Jan34	Feb09-May12	May08-May10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G9BBG - Dec - 9N1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	100	100	100	100
25-May-07	100	100	100	100	100
25-May-08	100	100	100	100	100
25-May-09	100	100	100	100	100
25-May-10	100	100	100	100	98
25-May-11	99	98	94	92	64
25-May-12	98	94	86	80	41
25-May-13	97	89	75	58	26
25-May-14	95	83	63	43	17
25-May-15	92	76	50	31	12
25-May-16	89	69	40	23	8
25-May-17	86	63	31	17	5
25-May-18	83	57	25	12	4
25-May-19	79	51	19	9	2
25-May-20	76	46	15	7	2
25-May-21	72	41	12	5	1
25-May-22	68	36	9	3	1
25-May-23	64	32	7	2	*
25-May-24	59	28	5	2	*
25-May-25	54	24	4	1	*
25-May-26	49	21	3	1	*
25-May-27	44	17	2	1	*
25-May-28	38	14	2	*	*
25-May-29	32	11	1	*	*
25-May-30	26	9	1	*	*
25-May-31	20	6	*	*	*
25-May-32	13	4	*	*	*
25-May-33	5	1	*	*	*
25-May-34	0	0	0	0	0

WAL	19.92	15.23	10.95	9.39	7.33
Principal Window	Jun10-Jan34	Jun10-Jan34	Jun10-Jan34	Jun10-Jan34	May10-Jan34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G9BBG - Dec - 9B1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	99	99	99	99	99
25-May-07	97	97	97	97	97
25-May-08	95	95	95	95	95
25-May-09	94	94	94	94	94
25-May-10	92	92	92	92	92
25-May-11	90	88	85	83	81
25-May-12	88	84	76	72	68
25-May-13	86	79	66	60	54
25-May-14	83	73	55	47	40
25-May-15	81	67	44	35	27
25-May-16	78	61	35	25	18
25-May-17	76	55	28	19	12
25-May-18	73	50	22	14	8
25-May-19	70	45	17	10	6
25-May-20	67	40	13	7	4
25-May-21	63	36	10	5	2
25-May-22	60	32	8	4	2
25-May-23	56	28	6	3	1
25-May-24	52	25	5	2	1
25-May-25	48	21	4	1	*
25-May-26	43	18	3	1	*
25-May-27	39	15	2	1	*
25-May-28	34	12	1	*	*
25-May-29	28	10	1	*	*
25-May-30	23	7	1	*	*
25-May-31	17	5	*	*	*
25-May-32	11	3	*	*	*
25-May-33	5	1	*	*	*
25-May-34	0	0	0	0	0

WAL	17.96	13.84	10.09	9.16	8.51
Principal Window	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G9BBG - Dec - COLLAT

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	99	94	85	81	76
25-May-07	97	87	69	60	53
25-May-08	95	80	55	45	36
25-May-09	94	74	45	34	25
25-May-10	92	68	36	25	17
25-May-11	90	63	29	19	12
25-May-12	88	58	23	14	8
25-May-13	86	53	18	10	5
25-May-14	83	48	15	8	4
25-May-15	81	44	12	6	3
25-May-16	78	40	9	4	2
25-May-17	76	37	7	3	1
25-May-18	73	33	6	2	1
25-May-19	70	30	5	2	1
25-May-20	67	27	4	1	*
25-May-21	63	24	3	1	*
25-May-22	60	21	2	1	*
25-May-23	56	19	2	*	*
25-May-24	52	16	1	*	*
25-May-25	48	14	1	*	*
25-May-26	43	12	1	*	*
25-May-27	39	10	1	*	*
25-May-28	34	8	*	*	*
25-May-29	28	7	*	*	*
25-May-30	23	5	*	*	*
25-May-31	17	3	*	*	*
25-May-32	11	2	*	*	*
25-May-33	5	1	*	*	*
25-May-34	0	0	0	0	0

WAL	17.96	10.31	4.8	3.68	2.95
Principal Window	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.